Exhibit 99.1

Insulet Reports Second Quarter 2020 Revenue Increase of 28% Year-Over-Year

Includes Total Omnipod® Revenue Growth of 26%

ACTON, Mass. - August 6, 2020 - Insulet Corporation (NASDAQ: PODD) (Insulet or the Company), the global leader in tubeless insulin pump technology with its Omnipod® Insulin Management System (Omnipod System), today announced financial results for the three months ended June 30, 2020.

Second Quarter Financial Highlights:

•Second quarter 2020 revenue of $226.3 million, up 27.8%, or 28.8% in constant currency1, compared to $177.1 million in the prior year, exceeds guidance of 19% to 23% on a constant currency basis
◦Total Omnipod revenue of $202.0 million, an increase of 25.6%, or 26.8% in constant currency
◦U.S. Omnipod revenue of $128.8 million, an increase of 31.3%
◦International Omnipod revenue of $73.2 million, an increase of 16.7%, or 19.7% in constant currency
◦Drug Delivery revenue of $24.3 million, an increase of 49.1%
•Gross margin of 63.0%, down 270 basis points, including an approximate 180 basis point impact due to COVID-19 related safety and mitigation costs
•Net income of $14.4 million, or $0.22 per diluted share, compared to net income of $1.4 million, or $0.02 per diluted share, in the prior year
•Adjusted EBITDA1 of $44.2 million or 19.5% of revenue, compared to $21.9 million or 12.4% of revenue in the prior year

Recent Strategic Highlights:

•Presented first outpatient data for Omnipod 5 powered by Horizon™ at the American Diabetes Association scientific session; dataset demonstrates best-in-class usability and time in closed loop, excellent time in range, and statistically significant improvements in hypoglycemia compared to prior therapy
•Launched new Omnipod DASH™ release in the U.S. with the ability to: (i) automatically upload data cloud-to-cloud; (ii) push future software updates wirelessly to customers; and (iii) choose Spanish language
•Installed solar panels at the Company's global headquarters and U.S. manufacturing facility to help reduce Insulet's carbon footprint
•Successfully completed a $500 million equity offering to further strengthen the balance sheet

"Thanks to our team’s relentless focus on our mission and the strength and durability of our recurring revenue model, we delivered another quarter of financial and operational results that exceeded our expectations,” said Shacey Petrovic, President and Chief Executive Officer. “Our strong financial profile allows us to continue to invest in our business and advance important initiatives, including continuing clinical trials, maintaining uninterrupted supply of Omnipod, and growing our global customer base. We are confident in the steps we are taking to mitigate the impact of COVID-19 on our business and we remain well positioned to drive robust organic growth and value creation, and deliver on our mission to improve the lives of people with diabetes.”
___________________________________________________
1 See description of non-GAAP financial measures contained in this release.

2020 Outlook:

It remains difficult to accurately predict the progression of COVID-19 and the extent of the resulting disruption. The Company has assumed that the pandemic and recessionary headwinds will persist throughout 2020, with a gradual recovery starting in the third quarter as economies begin to open and customers are able to resume more normal physician meetings.

Revenue Guidance (in constant currency):

•For the year ending December 31, 2020, the Company is raising its revenue guidance growth range to 17% to 19% (previously 15%). By product line, the Company now expects:
◦Total Omnipod to be 18% to 20% (previously 18%)
◦U.S. Omnipod to be 19% to 21% (previously 19%)
◦International Omnipod to be 17% to 19% (previously 16%)
◦Drug Delivery to be 3% to 6% (previously at the mid-point of a 15% to 20% decline)

•For the quarter ending September 30, 2020, the Company expects revenue growth of 13% to 15%. Revenue growth ranges by product line are:
◦Total Omnipod of 12% to 14%
◦U.S. Omnipod of 14% to 16%
◦International Omnipod of 9% to 11%
◦Drug Delivery of 23% to 28%

Adjusted EBITDA:

For the year ending December 31, 2020, the Company is reaffirming its expectation of Adjusted EBITDA as a percentage of revenue in the range of 13% to 17%, closer to the low end of the range.

Conference Call:

Insulet will host a conference call at 4:30 p.m. (Eastern Time) on August 6, 2020 to discuss the financial results and outlook. The link to the live call will be available on the Investor Relations section of the Company’s website at http://investors.insulet.com, “Events and Presentations,” and will be archived for future reference. The call may also be accessed by dialing (844) 831-3022 for domestic callers or (315) 625-6887 for international callers, passcode 6988289.

About Insulet Corporation:

Insulet Corporation (NASDAQ: PODD), headquartered in Massachusetts, is an innovative medical device company dedicated to making the lives of people with diabetes and other conditions easier through the use of its Omnipod product platform. The Omnipod Insulin Management System provides a unique alternative to traditional insulin delivery methods. With its simple, wearable design, the disposable Pod provides up to three days of non-stop insulin delivery, without the need to see or handle a needle. Insulet also leverages the unique design of its Pod by tailoring its Omnipod technology platform for the delivery of non-insulin subcutaneous drugs across other therapeutic areas. For more information, please visit: www.insulet.com and www.omnipod.com.

Non-GAAP Financial Measures:

The Company uses the following non-GAAP financial measures:

•Constant currency revenue growth, which represents the change in revenue between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. Insulet presents constant currency revenue growth because management believes it provides meaningful information regarding the Company’s results on a consistent and comparable basis. Management uses this non-GAAP financial measure, in addition to financial measures in accordance with generally accepted accounting principles in the United States (GAAP), to evaluate the Company’s operating results. It is also one of the performance metrics that determines management incentive compensation.

•Adjusted EBITDA, which represents net income plus net interest expense, income tax expense, depreciation and amortization, stock-based compensation and other significant unusual items, as applicable. Insulet presents Adjusted EBITDA because management uses it as a supplemental measure in assessing the Company’s operating performance, and the Company believes that it is helpful to investors, securities analysts and other interested parties as a measure of comparative operating performance from period to period. The Company recognizes Adjusted EBITDA as a commonly used measure in determining business value and as such, uses it internally to report results. It is also one of the performance metrics that determines management incentive compensation.

These non-GAAP financial measures should be considered supplemental to, and not a substitute for, the Company’s reported financial results prepared in accordance with GAAP. Furthermore, the Company’s definition of these non-GAAP measures may differ from a similarly titled measures used by others. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, Insulet strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety.

The Company does not provide a reconciliation of Adjusted EBITDA to net income on a forward-looking basis because it is unable to estimate, with reasonable certainty and without unreasonable efforts, any unusual or unanticipated charges, expenses or gains. These items are uncertain, depend on various factors, and could be material to the Company’s GAAP results.

Forward-Looking Statements:

The 2020 financial results contained in this news release are subject to finalization in connection with the preparation of the Company’s Form 10-Q for the quarter ended June 30, 2020. This press release contains forward-looking statements concerning Insulet’s expectations, anticipations, intentions, beliefs or strategies regarding the future. These forward-looking statements are based on its current expectations and beliefs concerning future developments and their potential effects on Insulet. There can be no assurance that future developments affecting Insulet will be those that it has anticipated.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Insulet’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: risks associated with public health crises and pandemics, such as the COVID-19 global pandemic, including the duration of the outbreak, government actions and restrictive measures implemented in response, supply chain disruptions, delays in clinical trials, and other impacts to the business, or on the Company’s ability to execute business continuity plans; risks associated with the Company’s dependence on its principal product platform, the Omnipod System; the Company’s ability to design, develop, manufacture and commercialize future products; Insulet’s ability to reduce production costs and increase customer orders and manufacturing volumes; adverse changes in general economic conditions; the impact of healthcare reform laws; supply problems or price fluctuations with sole source or third-party suppliers on which Insulet is dependent; the potential establishment of a competitive bid program for conventional insulin pumps; failure by Insulet to retain key supplies and/or supplier pricing discounts and achieve satisfactory gross margins; international business risks, including regulatory, commercial and logistics risks associated with the Company selling its products in Europe in light of the uncertainty related to the separation of the United Kingdom from the European Union (Brexit); Insulet’s inability to secure and retain adequate coverage or reimbursement from third-party payors for the Omnipod System or future products and potential adverse changes in reimbursement rates or policies relating to the Omnipod System or future products; failure to retain key payor partners and their members; adverse effects resulting from competition; technological change and product innovation adversely affecting the Company’s business; changes to or termination of Insulet’s license to incorporate a blood glucose meter into the Omnipod System or its inability to enter into new license or other agreements with respect to the Omnipod System’s current or future features; challenges to the future development of our non-insulin drug delivery product line; Insulet’s ability to protect its intellectual property and other proprietary rights; conflicts with the intellectual property of third parties, including claims that Insulet’s current or future products infringe or misappropriate the proprietary rights of others; adverse regulatory or legal actions relating to the Omnipod System or future products; failure of Insulet’s contract manufacturers or component suppliers to comply with the U.S. Food and Drug Administration’s quality system regulations; potential adverse impacts resulting from a recall, or discovery of serious safety issues, of the Omnipod System; the potential violation of the U.S. Foreign Corrupt Practices Act or any other federal, state or foreign anti-bribery/anti-corruption laws or laws prohibiting “kickbacks” or protecting the confidentiality of health information or other protected personal information, or any challenge to or investigation into Insulet’s practices under these laws; product liability and other lawsuits that may be brought against Insulet, including stemming from off-label use of its product; breaches or failures of its product or information technology systems, including by cyber attack; reduced retention rates of our customer base; unfavorable results of clinical studies relating to the Omnipod System or future products, or the products of Insulet’s competitors; future publication of articles or announcement of positions by diabetes associations or other organizations that are unfavorable to the Omnipod System; the concentration of Insulet’s manufacturing operations and storage of inventory in a limited number of locations; Insulet’s ability to attract and retain personnel; Insulet’s ability to scale its business to support revenue growth; fluctuations in quarterly results of operations; risks associated with potential future acquisitions or investments in new businesses; Insulet’s ability to generate sufficient cash to service all of its indebtedness or raise additional funds on acceptable terms or at all; the expansion of Insulet’s distribution network; the volatility of the trading price of Insulet’s common stock; risks related to future sales of its common stock or the conversion of any of the Convertible Senior Notes; potential limitations on Insulet’s ability to use its net operating loss carryforwards; anti-takeover provisions in its organizational documents; and other risks and uncertainties described in its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission in February 2020 in the section entitled “Risk Factors,” and in its other filings from time to time with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Insulet undertakes no obligation to publicly update or revise any forward-looking statements.

Investor Relations Contact:

Deborah R. Gordon
Vice President, Investor Relations
(978) 600-7717
dgordon@insulet.com

Media Contact:

Angela Wiczek
Senior Director, Corporate Communications
(978) 932-0611
awiczek@insulet.com

INSULET CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three months ended June 30,		Six Months Ended June 30,
(dollars in millions, except per share data)	2020	2019	2020	2019
Revenue	$226.3	$177.1	$424.3	$336.7
Cost of revenue	83.8	60.7	154.9	113.6
Gross profit	142.5	116.4	269.4	223.1
Research and development expenses	34.2	33.0	69.7	65.5
Selling, general and administrative expenses	80.8	75.8	164.7	142.7
Operating income	27.5	7.6	35.0	14.9
Interest expense, net	(11.1)	(5.8)	(21.2)	(10.6)
Other income, net	1.0	0.1	1.0	2.3
Income before income taxes	17.4	1.9	14.8	6.6
Income tax expense	(3.0)	(0.5)	(2.5)	(0.8)
Net income	$14.4	$1.4	$12.3	$5.8

Net income per share:
Basic	$0.22	$0.02	$0.19	$0.10
Diluted	$0.22	$0.02	$0.19	$0.09
Weighted-average number of common shares outstanding (in thousands):
Basic	64,371	59,845	63,627	59,601
Diluted	65,579	61,486	64,970	61,332

INSULET CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(dollars in millions)	June 30, 2020	December 31, 2019
ASSETS
Cash, cash equivalents and short-term investments	$844.4	$376.1
Accounts receivable, net	78.0	69.3
Inventories	103.7	101.0
Prepaid expenses and other current assets	59.6	44.6
Total current assets	1,085.7	591.0
Long-term investments	23.5	58.4
Property, plant and equipment, net	423.2	399.4
Goodwill and other intangible assets, net	50.5	53.0
Other assets	43.8	41.1
Total assets	$1,626.7	$1,142.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$35.6	$54.5
Accrued expenses and other current liabilities	98.8	103.2
Total current liabilities	134.4	157.7
Convertible debt, net	910.2	887.9
Other liabilities	18.8	21.4
Total liabilities	1,063.4	1,067.0
Stockholders’ Equity	563.3	75.9
Total liabilities and stockholders’ equity	$1,626.7	$1,142.9

INSULET CORPORATION
NON-GAAP RECONCILIATIONS (UNAUDITED)

CONSTANT CURRENCY REVENUE GROWTH

	Three Months Ended June 30,
(dollars in millions)	2020	2019	Percent Change	Currency Impact	Constant Currency
Revenue:
U.S. Omnipod	$128.8	$98.1	31.3%	—%	31.3%
International Omnipod	73.2	62.7	16.7%	(3.0)%	19.7%
Total Omnipod	202.0	160.8	25.6%	(1.2)%	26.8%
Drug Delivery	24.3	16.3	49.1%	—%	49.1%
Total	$226.3	$177.1	27.8%	(1.0)%	28.8%

	Six Months Ended June 30,
(dollars in millions)	2020	2019	Percent Change	Currency Impact	Constant Currency
Revenue:
U.S. Omnipod	$245.4	$184.2	33.2%	—%	33.2%
International Omnipod	146.3	119.6	22.3%	(3.2)%	25.5%
Total Omnipod	391.7	303.8	28.9%	(1.3)%	30.2%
Drug Delivery	32.6	32.9	(0.9)%	—%	(0.9)%
Total	$424.3	$336.7	26.0%	(1.1)%	27.1%

ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in millions)	2020	2019	2020	2019
Net income	$14.4	$1.4	$12.3	$5.8
Interest expense, net	11.1	5.8	21.2	10.6
Income tax expense	3.0	0.5	2.5	0.8
Depreciation and amortization	9.9	5.9	18.8	11.0
Stock-based compensation	5.8	8.3	13.7	14.1
Adjusted EBITDA	$44.2	$21.9	$68.5	$42.3

INSULET CORPORATION
REVENUE GUIDANCE RECONCILIATIONS (UNAUDITED)

FULL YEAR 2020

	Low			High
	Revenue Growth GAAP	Currency Impact	Constant Currency	Revenue Growth GAAP	Currency Impact	Constant Currency
U.S. Omnipod	19%	—%	19%	21%	—%	21%
International Omnipod	19%	2%	17%	21%	2%	19%
Total Omnipod	19%	1%	18%	21%	1%	20%
Drug Delivery	3%	—%	3%	6%	—%	6%
Total	18%	1%	17%	20%	1%	19%

Q3 2020

	Low			High
	Revenue Growth GAAP	Currency Impact	Constant Currency	Revenue Growth GAAP	Currency Impact	Constant Currency
U.S. Omnipod	14%	—%	14%	16%	—%	16%
International Omnipod	15%	6%	9%	17%	6%	11%
Total Omnipod	14%	2%	12%	16%	2%	14%
Drug Delivery	23%	—%	23%	28%	—%	28%
Total	15%	2%	13%	17%	2%	15%